Exhibit 32.1

Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of the Cascade Bancorp Employees’ 401(k) Profit Sharing Plan (the “Plan”) on Form 11-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on June 30, 2011 (the “Report”), I, Peggy L. Biss, Executive Vice President/Chief Human Resources Officer of Cascade Bancorp (the "Company"), certify, pursuant to 18 U.S.C.  Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 30, 2011	/s/ Peggy L. Biss
Peggy L. Biss
Executive Vice President/Chief Human Resource Officer